Exhibit 10.2

AMENDMENT TO THE SETTLEMENT AGREEMENT AND RELEASE

THIS AMENDMENT TO THE SETTLEMENT AGREEMENT AND RELEASE ("Agreement"), dated as of August 19, 2008, is by and among Material Technologies, Inc., a Delaware corporation ("MaTech") and Kreuzfeld Ltd., ("Kreuzfeld") (Kreuzfeld shall be referred to as, the "Claimant") (individually, a "Party").

RECITALS

NOW THEREFORE, in consideration of the promises and respective mutual agreements herein contained, it is agreed by and between the Parties hereto as follows:

1.8            MaTech hereby agrees to issue to Kreuzfeld warrants to purchase 5,000,000 shares of MaTech common stock at $0.20 per share (together with the Kreuzfeld warrants, the "Warrants");

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement, as of the date first written hereinabove.

MATERIAL TECHNOLOGIES, INC., a Delaware corporation	KREUZFELD LTD., a Swiss corporation

/s/ Markus Winkler
By: Robert M. Bernstein	By: Markus Winkler Its: Sole Officer
Its: Chief Executive Officer	Its: Sole Officer

[AMENDMENT TO SETTLEMENT AGREEMENT AND RELEASE SIGNATURE PACE]